UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

United Mortgage Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-32409	75-6493585
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Grapevine, Suite 220 Texas 76051

(Address of principal executive offices) (Zip Code)

(214) 237-9305

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

This Current Report on Form 8-K updates and amends the Current Report on Form 8-K filed on March 19, 2009, which reported adoption of the United Mortgage Trust Amended and Reinstated Dividend Reinvestment Plan (the “DRIP”).

Pursuant to the terms of the DRIP, which provides that the DRIP may be suspended or terminated at any time upon written notice to the shareholders, the Board of Trustees suspended the DRIP effective as of April 15, 2015 and until further notice.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Letter to shareholders dated March 3, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Mortgage Trust

Dated: March 3, 2015	By:	/s/ Stuart Ducote
Stuart Ducote
President and Chief Financial Officer